UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8−K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):
January 23, 2013
_________________________

333-183223-02

(Commission File Number of registrant and issuing entity)

Honda Auto Receivables 2013−1 Owner Trust

(Exact name of registrant and issuing entity specified in its charter)

333-183223

(Commission File Number of registrant and depositor)

American Honda Receivables LLC

(Exact name of registrant and depositor as specified in its charter)

American Honda Finance Corporation

(Exact name of registrant and sponsor as specified in its charter)

____________________________________

Delaware	46-6420760
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

American Honda Receivables LLC

20800 Madrona Avenue Torrance, CA 90503

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (310) 781−4100

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[   ] Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[   ] Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On January 23, 2013, American Honda Receivables LLC (“AHR LLC”) transferred certain fixed rate retail installment sales contracts secured by new and used Honda and Acura motor vehicles (including automobiles and light-duty trucks) (the “Receivables”) to Honda Auto 2013-1 Owner Trust (the “Issuer”). The Issuer granted a security interest in the Receivables to Union Bank, N.A., as indenture trustee, and issued: Class A-1 0.20000% Asset Backed Notes (the “Class A-1 Notes”), Class A-2 0.35% Asset Backed Notes (the “Class A−2 Notes”), Class A-3 0.48% Asset Backed Notes (the “Class A-3 Notes”) and Class A-4 0.62% Asset Backed Notes (the “Class A-4 Notes”) (collectively, the “Notes”). The Notes have an aggregate principal balance of $1,250,000,000.

This Current Report on Form 8−K is being filed to satisfy an undertaking to file a copy of the Underwriting Agreement, Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Receivables Purchase Agreement, Administration Agreement and Control Agreement (as listed below) executed in connection with the issuance of the Notes.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:

1.1*	Underwriting Agreement, dated January 16, 2013, among American Honda Receivables LLC, American Honda Finance Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc.

4.1	Indenture, dated January 23, 2013, between Honda Auto Receivables 2013-1 Owner Trust and Union Bank, N.A., as indenture trustee.
4.2	Amended and Restated Trust Agreement, dated January 23, 2013, among American Honda Receivables LLC, The Bank of New York Mellon, as owner trustee, and BNY Mellon Trust of Delaware, as Delaware trustee.
99.1	Sale and Servicing Agreement, dated January 23, 2013, among Honda Auto Receivables 2013-1 Owner Trust, American Honda Receivables LLC and American Honda Finance Corporation.
99.2	Receivables Purchase Agreement, dated January 23, 2013, between American Honda Finance Corporation and American Honda Receivables LLC.
99.3	Administration Agreement, dated January 23, 2013, among Honda Auto Receivables 2013-1 Owner Trust, American Honda Finance Corporation, American Honda Receivables LLC and Union Bank, N.A., as indenture trustee.
99.4	Control Agreement, dated January 23, 2013, among American Honda Receivables LLC, Honda Auto Receivables 2013-1 Owner Trust, American Honda Finance Corporation, and Union Bank, N.A., as indenture trustee, as assignee-secured party, and as securities intermediary.

* Previously filed on Form 8-K on January 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

American Honda Receivables LLC
Depositor

By: /s/ Paul C. Honda
Name: Paul C. Honda
Title: Treasurer
January 23, 2013

EXHIBIT INDEX

1.1*	Underwriting Agreement, dated January 16, 2013, among American Honda Receivables LLC, American Honda Finance Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc.

4.1	Indenture, dated January 23, 2013, between Honda Auto Receivables 2013-1 Owner Trust and Union Bank, N.A., as indenture trustee.
4.2	Amended and Restated Trust Agreement, dated January 23, 2013, among American Honda Receivables LLC, The Bank of New York Mellon, as owner trustee, and BNY Mellon Trust of Delaware, as Delaware trustee.
99.1	Sale and Servicing Agreement, dated January 23, 2013, among Honda Auto Receivables 2013-1 Owner Trust, American Honda Receivables LLC and American Honda Finance Corporation.
99.2	Receivables Purchase Agreement, dated January 23, 2013, between American Honda Finance Corporation and American Honda Receivables LLC.
99.3	Administration Agreement, dated January 23, 2013, among Honda Auto Receivables 2013-1 Owner Trust, American Honda Finance Corporation, American Honda Receivables LLC and Union Bank, N.A., as indenture trustee.
99.4	Control Agreement, dated January 23, 2013, among American Honda Receivables LLC, Honda Auto Receivables 2013-1 Owner Trust, American Honda Finance Corporation, and Union Bank, N.A., as indenture trustee, as assignee-secured party, and as securities intermediary.

* Previously filed on Form 8-K on January 18, 2013.